                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Investment Trust.

Signature                               Title                    Date


/s/ David D. Tripple                    Trustee                  January 1, 2006
--------------------------
David D. Tripple

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Investment Trust.


Signature                    Title                      Date

/s/ Stephen B. Timbers       Trustee                    May 27, 2004
-------------------------
Stephen B. Timbers

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Investment Trust.



Signature                        Title                    Date

/s/ John E. Neal                 Trustee                  December 13, 2001
----------------------------
John E. Neal

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Investment Trust.



Signature                             Title              Date

/s/ Joe F. Hanauer                    Trustee            December 13, 2001
---------------------------------
Joe F. Hanauer

                                POWER OF ATTORNEY


         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Investment Trust.

Signature                       Title                 Date


/s/ Wes Marsh                   Trustee               July 26, 2002
----------------------
Wes Marsh

                                POWER OF ATTORNEY


         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Investment Trust.

Signature                               Title              Date


/s/ William R. Rybak                    Trustee            July 26, 2002
--------------------------------
William R. Rybak